

CSST

China Security & Surveillance Technology(PRC),Inc.

安防科技(中国)有限公司

NYSE: CSR

Updated Feb 2008

FORWARD LOOKING STATEMENT



The statements made in this presentation are forward-looking statements. Risk factors that could cause actual results to differ materially from those projected in forward-looking statements include, but are not limited to, general business conditions, managing growth, and political and other business risk. All forward-looking statements are expressly qualified in their entirety by this Cautionary Statement and the risk and other factor detailed in the Company's reports filed with the Securities and Exchange Commission. China Security & Surveillance Technology, Inc. undertakes no duty to update those forward-looking statements.

CSST

COMPANY INTRODUCTION

CSST

- Provider of Security & Surveillance Solutions in China
- Established in **2001**
- NYSE – **29th October 2007**



High Growth Industry
- China's security & Surveillance Market growing by >45% CAGR over 5 years
- Estimated to be $33.2B by 2009

Favourable Growth Drivers
- Government Initiatives
- International events
- Growing awareness among general public

Most Extensive Network
- More than 33 locations
- More than 600 sales representatives

Leading Position
- Largest home-grown provider
- Leading consolidator



CSST

2007 FINANCIAL SNAPSHOT

Revenues (in US$ M)


400
300
200
100
0
16.06
32.69
106.99
236 - 241
350 - 370
2004
2005
2006
2007E
2008E

Adjusted Net Income (in US$ M)*


80
60
40
20
0
5.9
7.5
24.1
49
65 - 75
2004
2005
2006
2007E
2008E

Adjusted Diluted EPS (in US$)*


2
1.5
1
0.5
0
0.35
0.41
0.89
1.12
1.50 – 1.75
2004
2005
2006
2007E
2008E

Total Outstanding Shares	• 42.15 million

As of November 09, 2007

Excluding all Non-cash expenses

CSST

MILESTONES



PIPE US$8M Apr, 2006
PIPE US$16.2M Jul, 2006
Acquisition of Chengfeng Jul, 2006
Acquisition of 4 RTP Sept, 2006
PIPE US$10M Nov, 2006
CB US$60M Feb, 2007
Acquisition of HTZ Apr 2006
CB US$50M April, 2007
NYSE Announcement Oct, 2007
NYSE Trading Day 29th Oct, 2007
Acquisition of Tsingvision Jul 2006
Acquisition of HiEasy May 2006
Acquisition of Minking June 2006
BVI to Delaware Corp Nov, 2007
30
25
20
15
10
5
Jan Mar May Jul Sep Nov Jan Mar May Jul Sep Nov
2006
2007
Volume (millions) EMA(13)
4M
3M
2M
1M

Source : www.etrade.com

CORPORATE STRUCTURE


China Security & Surveillance Technology, Inc.
NYSE: CSR
100%
100%
CSST (PRC) Ltd.
China Safetech Holdings Ltd (BVI)
100%
Chain Star Investments Ltd (Hong Kong)
100%
Link Billion Investment Ltd (Hong Kong)
100%
Ocean Pacific Technology Ltd (Hong Kong)
100%
Golden Group (Shenzhen)
100%
CSST (Hong Kong)
100%
Allied Rich Ltd (Hong Kong)
100%
Hongtianzhi Electronics (Shenzhen)
100%
Cheng Feng (Shanghai)
100%
HiEasy (Wuhan)
100%
MinKing (Changzhou)
100%
Tsingvision (Hangzhou)

CSST

FOCUSED ON SECURITY & SURVEILLANCE


Design
&
Manufacturing
CSST
Distribution
&
Installation
Post Sales
Services



TURNKEY SOLUTION

SECURITY & SURVEILLANCE PRODUCTS



CSST

APPLICATIONS



TRANSPORTATION



TRAFFIC MANAGEMENT


科技强警

PUBLIC SECURITY



FACTORY SURVEILLANCE

CSST

REVENUE BREAKDOWN

Revenues by Customer

- Corporate – 57%
- Government – 42%
- Others – 1%


Corporate
Government
Others
1%
42%
57%

Revenues by Component

- System Integration – 67%
- Sale of Parts – 33%


System Integration
Sales of Part
33%
67%



CSST

REVENUES BY REGIONS

2006


North West Region (Xi'An),
$15.6M
Central North Region (Beijing),
$1.6M
North East Region
(Shenyang),
$9.6M
North Central Region (Jinan),
$19.2M
East Central Region (Shanghai),
$8.2M
Central Region (Nanchang),
$23.6M
South West Region (Chengdu),
$18.1M
HQ (Shenzhen),
$5M
South Central Region (Guangzhou),
$6M

Approx. figures in US$



CSST

INDUSTRY DYNAMICS


KEY DRIVERS
Increasing Rich – Poor Divide
Major International Events
Favourable Regulatory Drivers
China's Security Industry



CSST

GROWING INDUSTRY


China's Security & Surveillance Market
Has not reached maturity stage yet
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$-
$4.30
$6.91
$12.08
$18.05
$26.06
$33.18
$43.10
2004
2005
2006
2007
2008
2009
2010

CSST

KEY OPPORTUNITIES



- Safe City Projects
- State Ordinance 458 (Entertainment venues)
- Residential & Community Developments
- Traffic Management
- Other Corporate projects – Shopping Malls, Hotels, Banks, etc

CSST

SIGNIFICANCE OF SAFE CITY INIATIVES


2007/11/14 11:36

- Government driven
- Global Incidents have fuelled concerns
- Improving Security & Stability
- Nationwide deployment over 5 – 10 years
- Surveillance systems for main public areas, government buildings, traffic junctions, etc
- Cities decide on the size and extent of projects

- Approx. 660 cities
- Contract per city approx. $30M (in phases)
- Decentralized decision

Addressable Market size

- Approx. $25 B

SURVEILLANCE FOR ENTERTAINMENT VENUES

Electronic eyes for discos in campaign against vice

Beijing has ordered karaoke clubs and discos — which are widely popular and notorious fronts for prostitution and drugs — to install electronic eyes and open windows in backrooms to cut down on crime.

Government officials will also be banned from opening karaoke bars, video game parlors and other entertainment venues, according to guidelines published by the *People's Daily*, the Communist Party's mouthpiece.

The guidelines aim to clean up the nation's increasingly seedy entertainment industry amid a rise in prostitution, gambling and drug use, state media said Tuesday.

Relatives of officials in the cultural and public security departments, who are in charge of overseeing the entertainment industry, will also be banned from any involvement.

Officials caught running such businesses or not stopping their relatives from doing so will face punishment, including dismissal, according to the regulations issued by the State Council, the country's Cabinet.

The rules, which will go into effect on March 1, also forbid gambling, prostitution and other illegal activities at the businesses.

"Entertainment halls must set up video-monitoring systems covering their entrances, exits and main corridors and insure that the cameras are kept running during operating hours and are not interrupted," the *Beijing Youth Daily* cited the rules as stating.

Nightclubs must keep their security tapes for 30 days in case local police or officials need them in investigations, the newspaper said.

The rules, published in full in the state-run *People's Daily*, added that private rooms, staples of karaoke clubs where most customers rent rooms by the hour, must have transparent windows and no locks on doors.

AGENCE FRANCE-PRESSE, REUTERS

The Hong Kong Standard
Feb 15, 2006



FACILITIES

Manufacturing Facilities

- Several locations acquired in China
- Manufacture & assembling of DVR, Cameras and other security related equipment.
- All locations will eventually be located in the Industrial park.









R&D Facility

- Beijing University & Wuhan University


北大-九鼎
视频监控联合实验室
JOINT VIDEO SURVEILLANCE LAB OF
PEKING UNIVERSITY AND GOLDEN GROUP
北京大学 深圳研究生院

CSST

COMPETITIVE LANDSCAPE

3 Levels of Competition



Manufactures
Local Distributors
Local System Integrators

Characteristics

- None are vertically integrated
- Geographical limitation
- Mainly SMEs
- Cannot compete effectively for larger projects.

More than 15,000 vendors in the market



CSST

COMPETITIVE ADVANTAGE


One-Stop-Shop
World Class R&D
Comprehensive Product Portfolio
Approvals & Permits
Large Sales Network
CSST
Leadership Position



MERGERS & ACQUISITIONS

- Best of Breeds
- Centred Around Safe City
- Accretive
- Part cash/Equity
- Strong Management Team







ACQUISITIONS

Date	Company Acquired	Principle Operations
July 2007	Hangzhou Tsingvision Intelligence system Co. Ltd	Solution provider of intelligent management platform for network video
June 2007	Changzhou Minking Electronics Co.	Leading manufacturer of high-speed dome cameras
May 2007	HiEasy Electronic Technology	Provider of advance compression technology
April 2007	Shenzhen Hongtianzhi	Leading digital camera manufacturer
September 2006	Jian Golden An Ke Technology Shenzhen Golden Guangdian Technology Shenyang Golden Digital Technology Jiangxi Golden Digital Technology	Equipment distribution
Jul 2006	Shanghai Cheng Feng Digital Technology	Leading security & surveillance software developer and DVR manufacturer
December 2005	Shenzhen Yuan Da Wei Si Technology	Engaged in sales and development of security & surveillance systems

CSST

STRATEGIC DIRECTION

Streamline into 4 business segments

CSST

Manufacturing
- Security Industrial Park
- OEM
- DVR, Cameras, Alarm systems, etc.

System Integration
- Total Solutions
- Safe city Projects

Security Services
- Operating Services
- Alarm & monitoring

Product Distribution
- Local & Foreign brand distribution in China
- Utilizing CSST's distribution network.



CSST

FINANCIALS

	2003	2004	2005	2006
Revenues	**$11.79**	**$16.06**	**$32.69**	**$106.99**
Growth	-	36%	104%	227%
Gross Margins	**$4.21**	**$7.26**	**$9.21**	**$31.01**
Growth	-	72%	27%	236%
% of Revenues	36%	45%	28%	29%
Net Income	**$2.75**	**$5.73**	**$7.27**	**$22.93**
Growth	-	108%	27%	215%
% of Revenues	23%	36%	22%	21%
EPS	**$0.16**	**$0.34**	**$0.39**	**$0.85**

Notes:
- Figures in USD millions
- 2003 & 2004 : Child Van Wagoner & Bradshaw, PLLC | 2005 & 2006: GHP Horwath
- GAAP EPS (Diluted)

CSST

SUMMARY BALANCE SHEET

	As of 31st Dec 06	As of 30th Sep 07
Cash and cash equivalents	$31.0M	$79.8M
Working Capital	$63.5M	$117.1M
Total Assets	$114.5M	$344.0M
Current Liabilities	$22.5M	$68.5M
Long Term Liabilities	$2.0M	$120.1M
Shareholders' Equity	$89.8M	$155.2M



CSST

Q3, 2007 FINANCIAL HIGHLIGHTS

49 New Contracts ($51.4 M) signed in Q3, 2007

- 16 contracts completed

Recognised Revenues = $65.4 M (50.6% growth from last year)

- $28.2 M backlog from last Qtr
- $16.4 M completed this Qtr
- $20.8 M from acquired companies
- Backlog = $44.7 M (System Integration & Sale of Parts)

Gross Profit = $19.7 M (30.2% of Revenues)

Net Income = $11.7 M

Adjusted Net Income = $18.5 M (Includes one-time gain of $5.5 M)

EPS = $0.29 (GAAP) or $0.32 (Adjusted EPS)



CSST

FINANCIAL GUIDANCE

Full Year 2008

- Revenues = $350M - $370M
- Adjusted NI = $65M - $75M
- Adjusted EPS = $1.50 - $1.75

1Q, 2008

- Revenues = $68M - $70M
- Adjusted NI = $13M -$14M
- Adjusted EPS = $0.31 - $0.34



CSST

KEY PERSONNEL

Mr. Guoshen Tu *Chairman & CEO*	•Entrepreneur (since 1992) •EMBA, Beijing University
Mr. Terence Yap *Vice Chairman & CFO*	•MBA, Chinese University of Hong Kong •B.Sc in Finance & Accounting (Australia)
Mr. Daiyou Qian *COO*	•Founder of Tsingvision •Engineer by training
Mr. Zongxin Xie *CAE*	•More than 15 years experience in China banking industry •Audit and regulatory compliance
Dr. Ruimin Hu *Head R&D*	•Member of Wuhan University Academic Assocation •PhD from Central China Scientific Technology University
Mr. Runshen Li *Independent Director*	•Served in several high level positions within China's Ministry of Public Security •More than 40 years experience in China's security industry
Mr. Mak Kin Kwong *Independent Director*	•Financial Expert •17 years working experience at Arthur Anderson Worldwide •Significant board experience with many leading companies in Asia
Mr. Robert Shiver *Independent Director*	•Over 30 years experience in the security and communication solutions field. •Currently serving as MD of TC Energy Holdings and a board member with Aerwav Holdings Inc. And The Shiver Group LLC.



CSST

INVESTMENT HIGHLIGHTS

- Significant Growing Market
- Experienced Professional Management Team
- Significant Revenues & Earnings Growth
- Clear Domestic Leader in a Highly Fragmented market



CSST

CHINA SECURITY & SURVEILLANCE TECHNOLOGY,INC.

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